UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 16, 2020

Cytokinetics, Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Loan and Security Agreement with Oxford Finance LLC and Silicon Valley Bank

As previously disclosed, on July 14, 2020, Cytokinetics, Incorporated (“Cytokinetics”) entered into (i) that certain Funding Agreement (the “Funding Agreement”) with Dolya Holdco 19 Designated Activity Company (“RTW”), an affiliate of RTW Investments, LP, pursuant to which RTW committed to provide up to $90 million to fund Cytokinetics’ development and commercialization of Cytokinetics’ proprietary small molecule cardiac myosin inhibitor product referred to as CK-274 (the “Product”) in obstructive hypertrophic cardiomyopathy and non-obstructive hypertrophic cardiomyopathy, and (ii) that certain Royalty Purchase Agreement (the “Royalty Purchase Agreement”) with RTW, pursuant to which Cytokinetics will sell its right to receive certain payments on the net sales of products containing the compound mavacamten, a cardiac myosin inhibitor (“Mavacamten Royalty”) under the Research Collaboration Agreement, dated August 24, 2012, between Cytokinetics and MyoKardia, Inc., as amended, to RTW for an one-time payment of $85 million. In connection with the Funding Agreement and the Royalty Purchase Agreement, on July 16, 2020, Cytokinetics entered into a Third Amendment (the “Amendment”) to that certain Loan and Security Agreement (the “Original Loan Agreement”), dated as of May 17, 2019, with Oxford Finance LLC (“Oxford”), as collateral agent, and Silicon Valley Bank and Oxford as lenders party thereto (the “Lenders”). The Original Loan Agreement, as amended prior to and by the Amendment, (i) permits the sale of Mavacamten Royalty under the Royalty Purchase Agreement and (ii) subject to entry into an intercreditor agreement between Oxford and RTW in form and substance reasonably satisfactory to the Lenders and RTW, permits the draw of funding under the Funding Agreement and the grant of a security interest to RTW in the intellectual property located in the United States and accounts receivable related to the Product thereunder.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which Cytokinetics intends to file with the United States Securities and Exchange Commission as an exhibit to Cytokinetics’ Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: July 17, 2020	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer